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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement, File No. 333-55508.

                                                 /s/ Arthur Andersen LLP

Seattle, Washington,
March 26, 2002